Address: 201 Center Road, Suite Two Venice, Florida 34285 Email: cfunds@ctrust.com Internet: www.ctrust.com/cfunds.htm	C/Funds Group, Inc. Mutual Fund Series	Directors: D. Bruce Chittock, Chairman William L. Adams Deborah C. Pecheux James R. Woods R. G. "Kelly" Caldwell, Jr., President

Supplement
Dated March 17, 2005
to
Prospectus
and
Statement Of Additional Information
of
C/Funds Group, Inc.
Dated February 25, 2005

Mr. Emmett V. Weber has resigned his position as a member of the Board of Directors of C/Funds Group, Inc. after long and valued service to the Board and to the Funds. The disinterested Board members unanimously nominated James R. Woods to the position of Director to serve out Mr. Weber's current term.

/s/ Roland G. Caldwell, Jr.

Roland G. Caldwell, Jr.
President